SUPPLEMENT TO THE FIDELITY FREEDOM FUNDSSM
MAY 21, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 31.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.